EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007 (the "Report") by Tarrant Apparel Group ("Registrant"), the undersigned hereby certifies that:

1. to the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Date:    May 15, 2007                  By:         /s/    Gerard Guez
                                              ----------------------------------
                                                          Gerard Guez,
                                                    Chief Executive Officer